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                                                    SALOMON BROTHERS

                                                    WORLDWIDE INCOME FUND INC

                                                    INTERIM REPORT
                                         ---------------------------------------
                                                    JULY 31, 1996

                                            ------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                                --------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

September 20, 1996

Dear Shareholders:

We are pleased to provide this interim report for the Salomon Brothers Worldwide Income Fund (the "Fund") as of July 31, 1996. Included are market commentary and a statement of the Fund's current investments.

We are pleased to report that the Fund returned 47.20%, based on net asset value per share, for the twelve months ended July 31, 1996, significantly outperforming the 37.61% return of the Lipper Closed-End Emerging Market Debt Fund Average. In fact, the Fund ranked #3 of 13 funds in this investment category tracked by Lipper Analytical Services, Inc., placing it in the first quartile.*

The net asset value of the Fund increased from $13.11 per share on April 30, 1996 to $13.58 per share on July 31, 1996. Dividends of $0.35625 per share were declared during the quarter. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the quarter ended July 31, 1996 was 6.40%. In comparison, the Salomon Brothers High-Yield Market Index returned 1.99% and the Salomon Brothers Brady Bond Index returned 4.69% during the same period.

On July 31, 1996, investments in securities of emerging market issuers, including obligations of sovereign governments and companies, totaled approximately 80% of total investments. The remainder of the Fund's portfolio was invested primarily in U.S. high-yield debt.

EMERGING MARKETS DEBT

After a difficult start to the year, there was a decidedly positive tone to the emerging debt markets by the end of July 1996, as political and fundamental economic developments continued to promote growth throughout most of the emerging market nations.

Latin America The Mexican Finance Ministry confirmed late in July that it would repay $7 billion of its remaining $10.5 billion in emergency borrowings from the U.S. Treasury as well as $1 billion in debt owed to the International Monetary Fund (the "IMF"). The repayments, financed in part with a $6 billion floating-rate note issue, are nearly double what Mexico had initially planned. Since these bonds will be repaid from oil-export revenues of government-owned Petroleos Mexicanos, flowing directly to the Federal Reserve Bank of New York, the issue was rated Baa-3 by Moody's Investors Service and BBB- by Standard and Poor's, both higher ratings than garnered by Mexico itself.

Similarly, the Venezuelan government approved the creation of a Debt Rescue Fund that will set aside certain oil revenues to pay down foreign debt. Also, the IMF approved a $1.4 billion standby credit, signifying Venezuela's first formal credit arrangement since 1989. As a further

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

positive sign, Venezuela's economy is estimated to rebound to a 4% annual growth rate in 1997 from a negative 1.1% inflation-adjusted growth rate this year, according to the IMF.

Eastern Europe Russia was the emerging debt market's top performer in July, as pro-reform Boris Yeltsin soundly beat his Communist rival in a runoff presidential election early that month. Investors' main concerns for Russia now are Mr. Yeltsin's health and speculation over a possible successor. Separately, the Russian Central Bank moved to draw more foreign investors into its treasury-bill market in a bid to lower the country's rising interest payments. Foreign investors will now be allowed greater flexibility in investing in ruble-denominated treasury bills, including easier repatriation of profits.

Poland enjoyed another successful issue with its July 9 release of a five-year, 250 million deutschemark Eurobond, priced very competitively over comparable German government bonds. This pricing, along with recent acceptance of Poland into the Organization for Economic Cooperation and Development and its strong trade relations with Germany, are believed to be among the primary reasons German investors account for one-third of the bond issue's placement.

Positive economic developments were also in evidence in Bulgaria, as the IMF approved a fourth standby loan for the country in July. This loan, in turn, should pave the way for additional external financial support from the World Bank and bilateral lenders. Of course, the success of Bulgaria's IMF and World Bank loan programs is dependent on the nation's ongoing progress towards recapitalization and reform of its banking system. Interest payments totaling US$125 million on Brady bonds were paid in July as scheduled.

U.S. HIGH-YIELD SECURITIES

High-yield bonds in the gaming and retailing industries continued to lead the market during the quarter ended July 31, 1996. Additionally, shorter maturity and lower-quality bonds outperformed higher rated, longer maturity, and zero-coupon bonds during the period, as the former sectors tend to be less sensitive to changes in U.S. treasury rates than the latter.

Strong cash flows into high-yield mutual funds during the quarter helped both to absorb a record $20 billion new issue supply and to support the general market. In fact, the $3.5 billion of fund inflows was the second largest quarterly figure ever recorded and should provide support for the market looking ahead.

DIVIDEND REINVESTMENT PLAN

For those shareholders not currently participating in the Fund's Dividend Reinvestment Plan (the "Plan"), we encourage you to do so. The Plan offers a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of the Fund.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

Shareholders may enroll in the Plan by completing an Authorization Card attached to the Terms and Conditions of the Plan, which can be obtained by contacting American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City). Shareholders who initially purchased shares of the Fund on or after September 6, 1996 are automatically enrolled in the Plan. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

                                    *  *  *

As we continue to pursue the Fund's investment objective of maintaining a high level of current income through a portfolio of high-yield non-U.S. and U.S. corporate debt securities, we appreciate your ongoing interest in the Fund. A recorded periodic update of the developments affecting the markets in which the Fund invests, as well as its top holdings, net asset value and performance are available by calling 1-800-725-6666.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND
                                                    ------------------------
                                                        MICHAEL S. HYLAND
                                                      Chairman and President

* Lipper rankings change monthly. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains distributions.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

July 31, 1996 (unaudited)

        PRINCIPAL
        AMOUNT
         (000)                                 SOVEREIGN BONDS -- 98.4%                                VALUE
  -----------------------------------------------------------------------------------------------------------
                        ARGENTINA -- 15.1%
Peso      5,368+        Republic of Argentina, BOCON, Pre 1, 3.4752%, 4/1/01*(,)**............      $  4,073,946
          2,338         Republic of Argentina, BOCON, Pre 3, 3.4752%, 9/1/02*(,)**............         1,425,292
US$       3,060         Republic of Argentina, BOCON, Pre 2, 5.50%, 4/1/01*(,)**..............         2,715,975
         23,438+        Republic of Argentina, FRB, 6.3125%, 3/31/05*.........................        17,754,474
                                                                                                    ------------
                                                                                                      25,969,687
                                                                                                    ------------
                        BRAZIL -- 21.8%
         50,855+        Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**..................        31,402,665
          2,000         Federal Republic of Brazil, Investment (Exit) Bond, 6.00%, 9/15/13....         1,253,750
          6,500+        Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09*..........         4,866,875
                                                                                                    ------------
                                                                                                      37,523,290
                                                                                                    ------------
                        BULGARIA -- 6.7%
         34,250+        Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*................        11,473,750
                                                                                                    ------------
                        COSTA RICA -- 4.0%
         10,000+        Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15..................         6,800,000
                                                                                                    ------------
                        ECUADOR -- 13.9%
         51,946+        Republic of Ecuador, PDI Bond, 6.0625%, 2/28/15*(,)**.................        23,960,159
                                                                                                    ------------
                        HUNGARY -- 4.6%
          8,000+        National Bank of Hungary, 8.875%, 11/1/13.............................         7,930,000
                                                                                                    ------------
                        MEXICO -- 6.2%
         11,732+        United Mexican States, Global Bond, 11.50%, 5/15/26...................        10,705,450
                                                                                                    ------------
                        PANAMA -- 4.0%
          4,615+        Republic of Panama, FRN, 6.62891%, 5/10/02*...........................         4,384,630
          4,000+        Republic of Panama, IRB, 3.50%, 7/17/14*..............................         2,390,000
                                                                                                    ------------
                                                                                                       6,774,630
                                                                                                    ------------
                        POLAND -- 5.5%
         12,201         Republic of Poland, PDI Bond, 3.75%, 10/27/14*........................         9,486,277
                                                                                                    ------------
                        RUSSIA -- 3.7%
         11,750         Russia, IAN, 12/31/15*(A).............................................         6,315,625
                                                                                                    ------------
                        SOUTH AFRICA -- 0.7%
ZAL       6,000         Republic of South Africa Notes, 12.00%, 2/28/05.......................         1,132,720
                                                                                                    ------------

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

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1996 (unaudited)

        PRINCIPAL
        AMOUNT
         (000)                               SOVEREIGN BONDS (CONCLUDED)                               VALUE
----------------------------------------------------------------------------------------------------------------
                        URUGUAY -- 1.2%
US$       2,500+        Uruguay, DCB, Series B, 6.6875%, 2/18/07*.............................      $  2,112,500
                                                                                                    ------------
                        VENEZUELA -- 11.0%
         19,500+        Republic of Venezuela, FLIRB, Series A, 6.375%, 3/31/07*..............        14,503,125
          6,000+        Republic of Venezuela, FLIRB, Series B, 6.50%, 3/31/07*...............         4,462,500
                                                                                                    ------------
                                                                                                      18,965,625
                                                                                                    ------------
                        TOTAL SOVEREIGN BONDS (cost $152,614,212).............................       169,149,713
                                                                                                    ------------
                        LOAN PARTICIPATIONS++ -- 10.9%
----------------------------------------------------------------------------------------------------------------
                        Republic of Jamaica,
            667           Tranche A, 6.50%, 10/15/00* (Chase Manhattan).......................           646,650
                        Kingdom of Morocco,
          9,350+          Tranche A, 6.4375%, 1/1/09* (Merrill Lynch, J P Morgan).............         6,831,344
         13,235           Tranche B, 6.4375%, 1/1/04* (Morgan Stanley, Bankers Trust).........        11,192,095
                                                                                                    ------------
                        TOTAL LOAN PARTICIPATIONS (cost $19,562,811)..........................        18,670,089
                                                                                                    ------------

                                               CORPORATE BONDS -- 16.6%
----------------------------------------------------------------------------------------------------------------
                        Canada,
C$        3,000+          Rogers Cable Systems, 9.65%, 1/15/14................................         1,931,260
                        Mexico,
US$       2,000+          Grupo Industrial Durango, 12.00%, 7/15/01...........................         2,022,500
                        United States,
          2,000+          Berry Plastics Corp., 12.25%, 4/15/04...............................         2,130,000
          1,000           Carr Gottstein Foods Co., 12.00%, 11/15/05..........................         1,030,000
          1,000           Cliffs Drilling Co., 10.25%, 5/15/03##..............................         1,000,000
          1,000           Four M Corp., 12.00%, 6/1/06##......................................         1,025,000
                          International Semi-Tech, Zero Coupon until 8/15/00 (11.50%
          2,000             thereafter), 8/15/03..............................................         1,110,000
                          Jordan Industries, Inc., Zero Coupon until 8/1/98 (11.75%
          5,000+            thereafter), 8/1/05...............................................         3,500,000
                          Marcus Cable Co., Zero Coupon until 6/15/00 (14.25% thereafter),
          1,750             12/15/05..........................................................         1,085,000
          1,000           Norcal Waste Systems, 12.75%, 11/15/05*(,)##........................         1,055,000
          1,500+          Penn Traffic Co., 9.625%, 4/15/05...................................         1,136,250
          2,500+          Plastic Specialty & Technology, 11.25%, 12/1/03.....................         2,475,000
          1,000           Remington Product Co. LLC, 11.00%, 5/15/06##........................           990,000
          1,000           Samsonite Corp., 11.125%, 7/15/05...................................         1,030,000
          1,000           Selmer Inc., 11.00%, 5/15/05........................................         1,040,000

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

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

July 31, 1996 (unaudited)

        PRINCIPAL
        AMOUNT
         (000)                               CORPORATE BONDS (CONCLUDED)                               VALUE
----------------------------------------------------------------------------------------------------------------
US$       1,000           SFX Broadcasting, 10.75%, 5/15/06##.................................      $  1,007,500
          1,250+          Valcor Inc., 9.625%, 11/1/03........................................         1,143,750
          2,000+          Venture Holdings Trust, 9.75%, 4/1/04...............................         1,700,000
          1,000           William House Regency, Inc., 13.00%, 11/15/05.......................         1,125,000
          1,000           Wyndham Hotel Corp., 10.50%, 5/15/06................................         1,002,500
                                                                                                    ------------
                        TOTAL CORPORATE BONDS (cost $29,710,593)..............................        28,538,760
                                                                                                    ------------
                        WARRANTS(#)
----------------------------------------------------------------------------------------------------------------
                        Berry Plastics (exercise price of $18.797 per share expiring on
2,000 Warrants            4/15/04 for 1.13237 shares of common stock).........................            90,040
                                                                                                    ------------
                        REPURCHASE AGREEMENTS -- 12.4%
----------------------------------------------------------------------------------------------------------------
                        State Street Bank and Trust Co., 5.53%, cost $10,606,000, dated
                          7/31/96, $10,607,629 due 8/1/96, (collateralized by $10,715,000,
US$      10,606           6.125%, U.S. Treasury Notes due 5/15/98, valued at $10,822,150).....        10,606,000
                        Union Bank of Switzerland, 5.55%, cost $10,606,000, dated 7/31/96,
                          $10,607,635 due 8/1/96, (collateralized by $10,029,000, 7.75%, U.S.
         10,606           Treasury Notes due 2/15/01, valued at $10,818,784)..................        10,606,000
                                                                                                    ------------
                        TOTAL REPURCHASE AGREEMENTS...........................................        21,212,000
                                                                                                    ------------
                        TOTAL INVESTMENTS -- 138.3% (cost $223,099,616).......................       237,660,602
                                                                                                    ------------
                        LIABILITIES IN EXCESS OF OTHER ASSETS -- (38.3%)......................       (65,774,273)
                                                                                                    ------------
                        NET ASSETS -- 100.0%..................................................      $171,886,329
                                                                                                     ===========
                        NET ASSET VALUE PER SHARE
                        ($171,886,329 / 12,657,133 shares of common stock issued and
                        outstanding)..........................................................            $13.58
                                                                                                          ======

--------------------------------------------------------------------------------

 * Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 ** Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.

 + All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 ++ Loan Participation Notes were acquired through the financial institutions indicated parenthetically.

 # Non-income producing.

## Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(A) "When and if issued" security.

     BOCON   --  Bonos de Consolidacion.
     DCB     --  Debt Conversion Bond.
     FLIRB   --  Front Loaded Interest Reduction Bond.
     FRB     --  Floating Rate Bond.
     FRN     --  Floating Rate Note.
     IAN     --  Interest in Arrears Note.
     IRB     --  Interest Reduction Bond.
     NMB     --  New Money Bond.
     PDI     --  Past Due Interest.
     ZAL     --  South African Rand.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON

      Consultant; formerly Vice President
      and Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President
      and General Counsel

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

JENNIFER MUZZEY

      Assistant Secretary
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

---------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
------------------------------------------------------
    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
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

  ---------------------
        BULK RATE
       U.S. POSTAGE
           PAID
    STATEN ISLAND, NY
        PERMIT NO.
           169
  ---------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005